UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 25, 2012

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.            RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 25, 2012, Unifi, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for its fourth fiscal quarter and year ended June 24, 2012, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02.            DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 25, 2012, the Board of Directors (the “Board”) of the Registrant approved and authorized discretionary cash bonuses to certain of its executive officers as set forth in the table below, for performance during the Registrant’s fiscal year ended June 24, 2012:

Name	Bonus Amount

William L. Jasper Chairman and Chief Executive Officer	$257,625

R. Roger Berrier, Jr. President and Chief Operating Officer	$173,250

Ronald L. Smith Vice President and Chief Financial Officer	$133,500

Thomas H. Caudle, Jr. Vice President, Manufacturing	$118,875

Charles F. McCoy Vice President, Secretary, General Counsel, and Chief Risk, Governance and Compliance Officer	$118,875

Although the Registrant did not meet its previously established performance goals for annual incentive compensation, the Board decided to award the foregoing discretionary cash bonuses in recognition of the executives’ individual performance, contributions, and services to the Registrant during its fiscal 2012 year, and in consideration of other factors.  Such other factors included the weakening of retail demand in certain key apparel segments and the  unexpected increases in raw materials costs during fiscal year 2012, both of which were outside of the Registrant’s control, as well as management’s successful execution of the Registrant’s previously disclosed deleveraging strategy, including the refinancing of the Registrant’s debt structure that extended the maturity profile of the Registrant’s long-term indebtedness to 2017 and generated approximately $9 million of annual interest savings.

ITEM 7.01.            REGULATION FD DISCLOSURE.

On July 26, 2012, the Registrant will host a conference call to discuss its preliminary operating results for its fourth fiscal quarter and year ended June 24, 2012.  The slide package prepared for use by executive management for this conference call is attached hereto as Exhibit 99.2.  All of the information in the conference call is presented as of July 26, 2012, and the Registrant does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01.            OTHER EVENTS.

On July 25, 2012, the Registrant issued a press release announcing its preliminary operating results for its fourth fiscal quarter and year ended June 24, 2012, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated July 25, 2012 with respect to the Registrant’s preliminary operating results for its fourth fiscal quarter and year ended June 24, 2012.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on July 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/S/ CHARLES F. MCCOY
Charles F. McCoy Vice President, Secretary and General Counsel

Dated:  July 26, 2012

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated July 25, 2012 with respect to the Registrant’s preliminary operating results for its fourth fiscal quarter and year ended June 24, 2012.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on July 26, 2012.